EXHIBIT 10.47

ENDORSEMENT NO. 12

Attached to and made a part of
AGREEMENT OF REINSURANCE
NO. 7448
between
GENERAL REINSURANCE CORPORATION
and
PAULA INSURANCE COMPANY
AGRI-COMP INSURANCE COMPANY

IT IS MUTUALLY AGREED that, as respects new and renewal policies of the Company becoming effective at and after 12:01 a.m., July 1, 2000, sub-paragraph (c) in Article II - GENERAL CONDITIONS, DEFINITIONS AND INTERPRETATIONS of this Agreement is amended to read as follows:

“(c)   Company Retention

The Company and its underlying reinsurers shall retain for its own account the entire amount set forth as the Company Retention; however, this requirement shall be satisfied if such amount is retained by the Company or its affiliated companies under common management or common ownership of both.”

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 14th day of May, 2001.

GENERAL REINSURANCE CORPORATION
/s/ Anthony J. Anastanio
Anthony J. Anastanio
Senior Vice President

Attest:
/s/ Melinda Kawanura
Melinda Kawanura
PAULA INSURANCE COMPANY
AGRI-COMP INSURANCE COMPANY
/s/ James A. Nicholson
James A. Nicholson
Attest:

GENERAL REINSURANCE CORPORATION

ENDORSEMENT NO. 13

Attached to and made a part of
AGREEMENT OF REINSURANCE
NO. 7448
between
GENERAL REINSURANCE CORPORATION
and
PAULA INSURANCE COMPANY
AGRI-COMP INSURANCE COMPANY

IT IS MUTUALLY AGREED, that as respects new and renewal policies of the Company becoming effective at and after 12:01 A.M., July 1, 2001, and policies of the Company in force at 12:01 A.M., July 1, 2001, this Agreement is amended as follows:

I -            Section 4 of Exhibit A is amended to read:

“Section 4 -           REINSURANCE PREMIUM

The Company shall pay to the Reinsurer:

(a)                                  For the First Excess Cover, a net rate of          % of the Company’s earned premium for Workers’ Compensation and Employers’ Liability Business;

(b)                                 For the Second Excess Cover, a net rate of          % of the Company’s earned premium for Workers’ Compensation and Employers’ Liability Business.”

II -                                 Section 4 of Exhibit B is amended to read:

“Section 4 - REINSURANCE PREMIUM

The Company shall pay to the Reinsurer          % of the Company’s earned premium for Workers’ Compensation and Employers’ Liability Business.”

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 13th day of June, 2001.

GENERAL REINSURANCE CORPORATION
/s/ Anthony J. Anastanio
Anthony J. Anastanio
Senior Vice President

Attest:
/s/ Melinda Kawanura	PAULA INSURANCE COMPANY
Melinda Kawanura	AGRI-COMP INSURANCE COMPANY
/s/Jeffrey A. Snider
Attest:	Jeffrey A. Snider
/s/ James J. Muza
James J. Muza

Endorsement No. 13

Agreement No. 7448